UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2003

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		No.)

15210 N. Scottsdale Road, Suite 300, Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 957-8986

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	July 23, 2003 Press Release by P.F. Chang’s China Bistro, Inc.

99.2	Transcript of Q2 Earnings Conference Call held July 23, 2003

Item 12. Results of Operations and Financial Condition

On July 23, 2003, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended June 29, 2003. Also on July 23, 2003, the Company held its Q2 Earnings Conference Call. Pursuant to SEC Release No. 33-8216, the press release and transcript are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: July 28, 2003	By:	/s/ Kristina K. Cashman

Kristina K. Cashman
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	July 23, 2003 Press Release by P.F. Chang’s China Bistro, Inc.

99.2	Transcript of Q2 Earnings Conference Call held July 23, 2003